UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☒

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Enzo Biochem, Inc.
(Name of Registrant as Specified In Its Charter)
ROUMELL ASSET MANAGEMENT, LLC MATTHEW M. LOAR JAMES C. ROUMELL EDWARD TERINO
(Name Of Person(s) Filing Proxy Statement, If Other Than The Registrant)

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Roumell Asset Management, LLC, together with the other participants named herein (collectively, “RAM”), filed a definitive proxy statement and accompanying GREEN proxy card with the Securities and Exchange Commission (the “SEC”) used to solicit votes for the election of its slate of highly-qualified director nominees at the 2020 annual meeting of shareholders (including any other meeting of shareholders held in lieu thereof, and adjournments, postponements, reschedulings or continuations thereof, the “Annual Meeting”) of Enzo Biochem, Inc., a New York corporation (the “Company”), and for the approval of two business proposals presented at the Annual Meeting.

On January 5, 2021, RAM filed Amendment No. 12 to a Schedule 13D relating to the Company, a copy of which is filed herewith as Exhibit 1.

Exhibit 1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934

(Amendment No. 12)

Enzo Biochem, Inc.
(Name of Issuer)

Common Stock
(Title of Class of Securities)

294100102
(CUSIP Number)

James C. Roumell

Roumell Asset Management, LLC

2 Wisconsin Circle, Suite 640

Chevy Chase, MD 20815

(301) 656-8500

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

January 5, 2021
(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of §§ 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box. ☐

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Instructions).

CUSIP No.: 294100102

1	Name of Reporting Person Roumell Asset Management, LLC I.R.S. IDENTIFICATION NO. OF ABOVE PERSON (ENTITIES ONLY) 52-2145132
2	Check the Appropriate Box if a Member of a Group ☐ (a) ☐ (b)
3	SEC Use Only
4	Source of Funds OO
5	Check if Disclosure of Legal Proceedings is Required Pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or Place of Organization Maryland
Number of Shares Beneficially Owned by Each Reporting Person with	7	Sole Voting Power 2,702,559 (1)
	8	Shared Voting Power 66,920 (2)
	9	Sole Dispositive Power 2,702,559 (1)
	10	Shared Dispositive Power 66,920 (2)
11	Aggregate Amount Beneficially Owned by Each Reporting Person 2,769,479
12	Check if the Aggregate Amount in Row (11) Excludes Certain Shares ☐
13	Percent of Class Represented by Amount in Row (11) 5.8%
14	Type of Reporting Person IA

(1)	These shares are deemed to be owned beneficially by RAM solely as a result of its discretionary power over such shares as investment adviser to the Roumell Opportunistic Value Fund (the “Fund”).

(2)	These shares are deemed to be owned beneficially by RAM solely as a result of its discretionary power over such shares as investment adviser to its clients.

CUSIP No.: 294100102

1	Name of Reporting Person James C. Roumell I.R.S. IDENTIFICATION NO. OF ABOVE PERSON (ENTITIES ONLY)
2	Check the Appropriate Box if a Member of a Group ☐ (a) ☐ (b)
3	SEC Use Only
4	Source of Funds PF
5	Check if Disclosure of Legal Proceedings is Required Pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or Place of Organization United States
Number of Shares Beneficially Owned by Each Reporting Person with	7	Sole Voting Power 2,702,559 (1)
	8	Shared Voting Power 66,920 (2)
	9	Sole Dispositive Power 2,702,559 (1)
	10	Shared Dispositive Power 66,920 (2)
11	Aggregate Amount Beneficially Owned by Each Reporting Person 2,769,479
12	Check if the Aggregate Amount in Row (11) Excludes Certain Shares ☐
13	Percent of Class Represented by Amount in Row (11) 5.8%
14	Type of Reporting Person IN

(1)	Includes 2,702,559 shares of Common Stock held by the Fund. Mr. Roumell is President of RAM and holds a controlling percentage of its outstanding voting securities and, as a result of his position with and ownership of securities of RAM, Mr. Roumell could be deemed the beneficial owner of the shares beneficially owned by the Fund.

(2)	These shares are deemed to be owned beneficially by RAM solely as a result of its discretionary power over such shares as investment adviser to its clients. Mr. Roumell is President of RAM and holds a controlling percentage of its outstanding voting securities and, as a result of his position with and ownership of securities of RAM, Mr. Roumell could be deemed the beneficial owner of the shares beneficially owned by RAM.

CUSIP No.: 294100102

1	Name of Reporting Person Matthew M. Loar I.R.S. IDENTIFICATION NO. OF ABOVE PERSON (ENTITIES ONLY)
2	Check the Appropriate Box if a Member of a Group ☐ (a) ☐ (b)
3	SEC Use Only
4	Source of Funds
5	Check if Disclosure of Legal Proceedings is Required Pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or Place of Organization USA
Number of Shares Beneficially Owned by Each Reporting Person with	7	Sole Voting Power 0
	8	Shared Voting Power 0
	9	Sole Dispositive Power 0
	10	Shared Dispositive Power 0
11	Aggregate Amount Beneficially Owned by Each Reporting Person 0
12	Check if the Aggregate Amount in Row (11) Excludes Certain Shares ☐
13	Percent of Class Represented by Amount in Row (11) 0%
14	Type of Reporting Person IN

CUSIP No.: 294100102

1	Name of Reporting Person Edward Terino I.R.S. IDENTIFICATION NO. OF ABOVE PERSON (ENTITIES ONLY)
2	Check the Appropriate Box if a Member of a Group ☐ (a) ☐ (b)
3	SEC Use Only
4	Source of Funds
5	Check if Disclosure of Legal Proceedings is Required Pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or Place of Organization USA
Number of Shares Beneficially Owned by Each Reporting Person with	7	Sole Voting Power 0
	8	Shared Voting Power 0
	9	Sole Dispositive Power 0
	10	Shared Dispositive Power 0
11	Aggregate Amount Beneficially Owned by Each Reporting Person 0
12	Check if the Aggregate Amount in Row (11) Excludes Certain Shares ☐
13	Percent of Class Represented by Amount in Row (11) 0%
14	Type of Reporting Person IN

CUSIP No.: 294100102

The following constitutes Amendment No. 12 to the Schedule 13D filed by the undersigned (“Amendment No. 12”). This Amendment No. 12 amends, supplements and to the extent inconsistent with, supersedes the Schedule 13D filed with the Securities and Exchange Commission (the “SEC”) on November 27, 2020, as amended by Amendment No. 1 filed with the SEC on December 4, 2020, Amendment No. 2 filed with the SEC on December 7, 2020, Amendment No. 3 filed with the SEC on December 8, 2020, Amendment No. 4 filed with the SEC on December 14, 2020, Amendment No. 5 filed with the SEC on December 18, 2020, Amendment No. 6 filed with the SEC on December 21, 2020, Amendment No. 7 filed with the SEC on December 22, 2020, Amendment No. 8 filed with the SEC on December 23, 2020, Amendment No. 9 filed with the SEC on December 29, 2020, Amendment No. 10 filed with the SEC on December 30, 2020 and Amendment No. 11 filed with the SEC on December 31, 2020 (as amended, the “Schedule 13D”).

ITEM 4.	PURPOSE OF TRANSACTION:

Item 4 is hereby amended and supplemented as follows:

On January 5, 2021, RAM issued a press release (the “January 5 Press Release”) announcing the preliminary results of the Annual Meeting based on the tally by Roumell’s proxy solicitor. The January 5 Press Release called for the resignation of Dr. Elazar Rabbani from the Board in accordance with the Issuer’s Amended and Restated By-Laws, as amended. Based on a preliminary tally, Dr. Rabbani received less than 45% of the voting shares in favor of his re-election, and over 55% of the voting shares against his re-election. The January 5 Press Release also noted that RAM submitted two questions via the online portal at the Annual Meeting, both of which were unacknowledged and unanswered by the Issuer. RAM demanded a meeting with the Issuer’s non-executive, independent directors to discuss the results of the Annual Meeting, as well as the Nominees and other business proposals. RAM also noted that it continues to reserve all rights with respect to its nominations and shareholder proposals and intends to continue advocating for the Issuer’s shareholders. A copy of the January 5 Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.	MATERIALS TO BE FILED AS EXHIBITS:

99.1	January 5 Press Release, dated January 5, 2021.

CUSIP No.: 294100102

SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

January 5, 2021	James C. Roumell

	By:	/s/ James C. Roumell, by Craig L. Lukin, attorney-in-fact,
pursuant to a Power of Attorney previously filed
	Name:	James C. Roumell

January 5, 2021	Roumell Asset Management, LLC

	By:	/s/ James C. Roumell, by Craig L. Lukin, attorney-in-fact,
pursuant to a Power of Attorney previously filed
	Name:	James C. Roumell
	Title:	President

January 5, 2021	Matthew M. Loar

	By:	/s/ Matthew M. Loar
	Name:	Matthew M. Loar

January 5, 2021	Edward Terino

	By:	/s/ Edward Terino
	Name:	Edward Terino

Exhibit 99.1

Roumell Announces Preliminary Annual Meeting Results for Enzo Biochem, Inc.

At a Minimum, Chairman and CEO, Dr. Elazar Rabbani, Must Tender His Resignation from the Board According to Roumell’s Initial Tabulations

Had the Board Honored Roumell’s Nominations and GREEN Proxy Card, Shareholders Would Have Achieved Additional Board and Business Changes

Roumell Demands Meeting with the Non-Executive Directors to Accept Dr. Rabbani’s Resignation Which Should be Immediately Effective

CHEVY CHASE, MD. Jan. 5, 2021 /PRNewswire/ -- Roumell Asset Management, LLC (“Roumell”), which owns 5.78% of the outstanding shares of common stock (the “Common Stock”) of Enzo Biochem, Inc. (NYSE: ENZ) (“Enzo” or “the Company”), today announced the preliminary results at the Company’s annual meeting of shareholders held on January 4, 2021 (the “Annual Meeting”) based on the tally by Roumell’s proxy solicitor.

During the past few weeks, Roumell had the privilege to engage with many of Enzo’s shareholders. Roumell appreciates the overwhelming feedback in support of its campaign received from shareholders leading up to the Annual Meeting. The will of Enzo’s shareholders was clearly displayed at the Annual Meeting.

Based on a preliminary tally, at a minimum, Dr. Rabbani received approximately 44% of the shares voted for his re-election, and approximately 56% of the shares voted, against his re-election. Less than 22% of outstanding shareholders of Common Stock voted to re-elect Dr. Rabbani. As a result and as required by Article I, Section 9 of the Company’s Amended and Restated By-Laws (as amended, the “Bylaws”), Dr. Rabbani, who did not receive a majority of votes cast at the Annual Meeting, must promptly tender his resignation to the Board.

Had the Company honored Roumell’s valid nominations and proposals, and accepted the proxies received by Roumell the votes against Dr. Rabbani’s re-election would have been even more overwhelming. It is very likely that at least one of the candidates nominated by Roumell would have been elected to the Board. Further, Harbert Discovery Fund, LP and Harbert Discovery Co-Investment Fund I, LP (together, “Harbert”), which currently own 11.74% of the outstanding shares of Common Stock, yesterday announced that, though they voted on the Company’s proxy card in connection with the Annual Meeting to ensure their votes were counted, they would have submitted their votes on Roumell’s GREEN proxy card had the Company not disenfranchised shareholders by refusing to accept Roumell’s nominations, proposals and proxies.1 Harbert also announced that the Company failed to disclose and answer nine questions that Harbert posed during the Annual Meeting.

Similarly, the questions submitted by Roumell through the online portal at the Annual Meeting were neither disclosed by the Company nor answered during the Annual Meeting, despite the Company’s promise to shareholders in its Annual Meeting materials to answer such shareholder questions. Here are Roumell’s questions that the Board refused to answer:

•	Will the Board accept Dr. Rabbani’s resignation, or will it act undemocratically and not accept the clear desire of the Company’s shareholders to remove Dr. Rabbani from the Board?
•	Is each Board member aware of each’s reputational risk in not honoring the clear intentions of the Company’s owners?

1 See Press Release filed by Harbert Discovery Fund, LP and Harbert Discovery Co-Investment Fund I, LP on January 4, 2021, available at: https://www.globenewswire.com/news-release/2021/01/04/2152879/0/en/Harbert-Discovery-Fund-Issues-Letter-to-the-Independent-Directors-of-Enzo-Biochem-Inc.html.

On behalf of all shareholders, Roumell demands prompt answers to these questions. Roumell also demands a meeting with the Company’s non-executive, independent directors to discuss the results of the Annual Meeting, as well as Roumell’s director candidates and other business proposals. Roumell further demands that the Board pay heed to its shareholders’ clear mandate and, consistent with Article I, Section 9 of the Bylaws, immediately accept Dr. Rabbani’s resignation. Roumell believes that, with their votes, shareholders were effectively weighing in on Dr. Rabbani’s service as both a member of the Board and the Company’s CEO, and the Board should recognize this fact. Roumell hopes that Dr. Rabbani will have the common decency to not force the Company’s non-executive, independent directors into a situation that jeopardizes their reputations and careers for the sole purpose of protecting his own self-interest. Roumell reminds the non-executive, independent directors that they have a duty to all shareholders of the Company, and if they do not abide by the will of the Company’s shareholders, they potentially face serious professional and legal repercussions. Roumell intends to continue advocating for the Company’s shareholders and reserves all rights with respect to its nominations and shareholder proposals.

Contacts

Saratoga Proxy Consulting LLC
John Ferguson / Joe Mills, 212-257-1311
jferguson@saratogaproxy.com / jmills@saratogaproxy.com